UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 10, 2006

Lifeline Therapeutics, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Colorado	000-30489	90-0224471
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6400 S. Fiddler's Green Circle, Suite 1970, Greenwood Village, Colorado		80111
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	720-488-1711

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 10, 2006, the Board of Directors (the "Board") of Lifeline Therapeutics, Inc. (the "Company") concluded that the Company will restate the financial statements as of and for the fiscal years ended June 30, 2006 and 2005 that are included in its annual report on Form 10-KSB for the fiscal year ended June 30, 2006, and that the financial statements should no longer be relied upon for the reasons set forth below. The Board's conclusion was in response to comments raised by the Staff of the Securities and Exchange Commission ("SEC") concerning the registration statement filed on Form SB-2 for the Company, its valuation of goodwill and intangible assets on its financial statements, and to ensure that its financial reporting remains in full compliance with Generally Accepted Accounting Principles.

In March 2005, the Company purchased the remaining minority interest of the Company's 81% owned subsidiary, Lifeline Nutraceuticals Corporation ("LNC"), in exchange for 1,000,000 shares of its Series A Common Stock. The closing price of the Company's Series A Common Stock was $9.00 on the date of the exchange. At the time of that transaction, the Company applied a marketability discount to arrive at an estimated fair value of $5.31 per share, or $5,310,000, for the minority interest. The acquisiton of the minority interest was accounted for utilizing the purchase method of accounting and the entire purchase price was allocated to goodwill.

The Company valued the shares in the transaction at $5.31 per share; however, a concurrent private placement at $2.00 per share provides a more appropriate determination of value. As the Company's motivation in purchasing the minority interest in its subsidiary was to acquire all of LNC's intellectual property, the allocation of the purchase price should be entirely to intellectual property, i.e., patents. Accordingly, goodwill should have been valued at zero.

On November 10, 2006, the Company's Board, in conjunction with the Company's independent registered accountants, concluded that, due to the concurrent private placement of the Company's Series A Common Stock at $2.00 per share at about the time of the acquisition of the minority interest in LNC, the acquisition cost of the minority interest should be recorded at $2,000,000 (1,000,000 shares at $2.00 per share). In addition, since the Company's desire to purchase the minority interest in its subsidiary was to gain control over its intellectual property, the purchase price for the acquisition should be allocated entirely to intellectual property.

As a result, the Company's balance sheets as of June 30, 2006 and 2005 contained in the Form 10-KSB for the fiscal year ended June 30, 2006 will be restated to reflect the Company's reduction of goodwill from $5,310,000 to $0, an increase of Patent Costs by $2,000,000, and a reduction of additional paid-in capital by $3,310,000.

For the years ended June 30, 2006 and 2005, the restatement is limited to disclose the valuation and allocation of goodwill and Patent Costs and restate the additional paid-in capital in connection with the purchase of a minority interest in the Company's subsidiary during the fiscal year ended June 30, 2005. The Company believes that previously reported amounts in the Condensed Consolidated Statements of Operations, including net sales, gross profit, operating income, net income / (loss) per share, should remain unchanged. The Company believes that no adjustment to the income statement is required for any reporting period, nor will the adjustment result in cash expenditures by the Company. In addition, the Company believes that this restatement process will not have an adverse effect on its cash flows or liquidity.

Beginning with the first quarter of fiscal year 2007, the Company will report the $2,000,000 purchase price allocation entirely to intellectual property and not to goodwill. Subsequent to filing the Form 10-QSB for the Company's first quarter ended September 30, 2006, the Company will restate its Form 10-KSB for the fiscal year ended June 30, 2006 and corresponding balance sheet as of June 30, 2006 and 2005, and Statements of Stockholders' Equity and Comprehensive Income for the periods then ended as soon as practicable.

The Company issued a press release related to these matters, entitled "Lifeline Therapeutics, Inc. to Restate Financials", a copy of which is filed as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

Press release dated November 13, 2006, entitled "Lifeline Therapeutics, Inc. to Restate Financials to Reflect Investment in Patents and Other Items".

This current report on Form 8-K contains statements statements that are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, applicable common law and Securities and Exchange Commission rules. The Company uses the words “anticipate,” “believe,” “could,” “should,” “estimate,” “expect,” “intend,” “may,” “predict,” “project,” “plan,” “target” and similar terms and phrases, including references to assumptions, to identify forward-looking statements. These forward-looking statements are based on the Company’s current expectations and beliefs concerning future events affecting the Company and involve known and unknown risks and uncertainties that may cause the Company's actual results or outcomes to be materially different from those anticipated and discussed herein. These risks and uncertainties are difficult to predict accurately and may be beyond the control of the Company. The following factors are among those that may cause actual results to differ materially from our forward-looking statements: unanticipated delays in completing the process of our restatement of historical financial statements and related audits; the Company’s ability to successfully expand its operations and manage its future growth; competition in the dietary supplement market; and the Company’s dependence on a limited number of significant customers and a single product for revenue. These and other additional risk factors and uncertainties are discussed in greater detail in the Company’s Annual Report on Form 10-KSB under the caption “Risk Factors”, and in other documents filed the Company from time to time with the Securities and Exchange Commission. Forward-looking statements made by the Company in this news release or elsewhere speak only as of the date made. New uncertainties and risks come up from time to time, and it is impossible for the Company to predict these events or how they may affect the Company. The Company has no duty to, and does not intend to, update or revise the forward-looking statements in this news release after the date it is issued. In light of these risks and uncertainties, investors should keep in mind that the results, events or developments disclosed in any forward-looking statement made in this news release may not occur.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lifeline Therapeutics, Inc.

November 13, 2006	By:	Gerald J. Houston

Name: Gerald J. Houston
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated November 13, 2006, entitled "Lifeline Therapeutics, Inc. to Restate Financials to Reflect Investment in Patents and Other Items".